UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 8, 2015

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    The stockholders of Oil-Dri Corporation of America (the “Registrant”) approved a second amendment (the “Second Amendment”) to the Oil-Dri Corporation of America 2006 Long Term Incentive Plan, as amended (the “Incentive Plan”), to amend and approve the performance measures in the Incentive Plan pursuant to which performance-based awards may be based. The terms of the Second Amendment are set forth in the Registrant’s definitive proxy statement on Schedule 14A dated October 28, 2015 (the “Proxy Statement”) under the caption “3. Approval of the Amendment to the Oil-Dri Corporation of America 2006 Long Term Incentive Plan to amend and approve the performance measures pursuant to which performance-based awards may be based”, and the description of the Second Amendment is incorporated herein by reference.  Such description is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which was attached as Appendix A to the Proxy Statement and which is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on December 8, 2015. See the Proxy Statement for more information on the proposals presented at the meeting, the relevant portions of which are incorporated herein by reference.

PROPOSAL 1: ELECTION OF DIRECTORS

The stockholders elected all of the Board’s nominees for director. The voting results were as follows:

Director	For	Withheld	Broker Non-Votes
J. Steven Cole	24,639,349	210,508	767,182
Daniel S. Jaffee	23,000,133	1,849,724	767,182
Richard M. Jaffee	22,920,220	1,929,637	767,182
Joseph C. Miller	22,854,592	1,995,265	767,182
Michael A. Nemeroff	22,768,349	2,081,508	767,182
Allan H. Selig	24,016,070	833,787	767,182
Paul E. Suckow	24,707,849	142,008	767,182
Lawrence E. Washow	24,708,524	141,333	767,182

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The stockholders ratified the appointment of Grant Thornton LLP as independent auditor for the fiscal year ending July 31, 2016. The voting results were as follows:

For	25,592,577
Against	19,306
Abstain	5,156

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE OIL-DRI CORPORATION OF AMERICA 2006 LONG TERM INCENTIVE PLAN

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.07 by reference.  The voting results with respect to the Second Amendment to the Incentive Plan were as follows:

For	23,153,485
Against	1,688,464
Abstain	7,908
Broker Non-Votes	767,182

Item 8.01	Other Events.

Also on December 8, 2015, the Registrant’s Board of Directors declared quarterly cash dividends of $0.21 per share of the Registrant’s Common Stock and $0.1575 per share of the Registrant’s Class B Stock. The dividends will be payable on March 4, 2016, to stockholders of record at the close of business on February 19, 2016. A copy of the Registrant’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits

10.1
Second Amendment to the Oil-Dri Corporation of America 2006 Long Term Incentive Plan (incorporated by reference to Appendix A to Registrant’s (File No. 001-12622) Definitive Proxy Statement on Schedule 14A filed on October 28, 2015)

99.1	Press Release dated December 8, 2015 (Cash Dividends)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Douglas A. Graham
Douglas A. Graham
Vice President and General Counsel

Date:  December 8, 2015

Exhibit Index

Exhibit Number	Description of Exhibits

10.1
Second Amendment to the Oil-Dri Corporation of America 2006 Long Term Incentive Plan (incorporated by reference to Appendix A to Registrant’s (File No. 001-12622) Definitive Proxy Statement on Schedule 14A filed on October 28, 2015)

99.1	Press Release dated December 8, 2015 (Cash Dividends)